UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010
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Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curacao Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

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Registrant’s telephone number, including area code: 011-59-99-465-8525
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 8, 2010, Orthofix International N.V. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Orthofix Parties”) entered into an asset purchase agreement (the “APA”) with Tyco Healthcare Group LP d/b/a Covidien, Covidien AG, and certain of their affiliates (collectively, the “Covidien Parties”).  Prior to the parties entering into the APA, certain of the Covidien Parties have been serving as distributors with respect to the Orthofix Parties’ AV Impulse System® products.

Pursuant to the terms of the APA, the Orthofix Parties agreed to sell to the Covidien Parties substantially all of the Orthofix Parties’ collective assets related to the AV Impulse System® and related accessories (including finished goods inventory) in exchange for a cash purchase price of approximately $26.5 million plus or minus the amount by which the value of the finished goods inventory conveyed at closing exceeds or is less than $500,000.

Under the APA, certain of the Orthofix Parties have agreed to indemnify the Covidien Parties, on the terms set forth therein, for (i) breaches of representations and warranties and covenants by the Orthofix Parties and (ii) certain “excluded liabilities” as defined in the APA.  In addition, under the APA, the Covidien Parties have agreed to indemnify the Orthofix Parties, on the terms set forth therein, for (i) breaches of representations and warranties and covenants by the Covidien Parties and (ii) certain “assumed liabilities” as defined in the APA.

The APA contains representations, warranties and covenants of the Orthofix Parties and the Covidien Parties.  The representations and warranties of each party set forth in the APA have been made solely for the benefit of the other parties to the APA and such representations and warranties should not be relied on by any person.  In addition, such representations and warranties (i) have been qualified by disclosures made to the other party in connection with the APA, (ii) are subject to the materiality standards contained in the APA, which may differ from what may be viewed as material by investors, and (iii) were made only as of the date of the APA or such other date as is specified in the APA.

Pursuant to the APA, the Orthofix Parties agreed to enter into certain transition arrangements at the closing under the APA, including (i) a transition services agreement with the Covidien Parties pursuant to which, among other things, the Orthofix Parties will continue to provide operational support with respect to the transferred assets in certain jurisdictions for a period of up to five months, and (ii) two separate supply agreements with certain of the Covidien Parties pursuant to which, among other things, certain of the Orthofix Parties will provide manufacturing services on behalf of Covidien with respect to certain ImPads for a period of two years and provide other products for a period of 90 days. The Orthofix Parties also agreed to enter into a 5-year noncompetition agreement at closing with respect to the business of the assets being transferred.

Under the APA, the closing of the asset transfer was subject to the satisfaction of certain conditions.  However, as further described under Item 2.01 of this Current Report on Form 8-K, on March 8, 2010, the conditions to closing were satisfied and the transactions described above were consummated by the parties (including entering into the related transition and non-competition agreements described above).

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The above description of the APA does not purport to be a complete statement of the parties’ rights and obligations under that agreement and the transactions contemplated thereby.  The above description is qualified in its entirety by reference to the APA, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As further described under Item 1.01, which is incorporated herein by reference, on March 8, 2010, the Orthofix Parties completed the sale to the Covidien Parties of substantially all of the Orthofix Parties’ collective assets related to the AV Impulse System® and related accessories (including finished goods inventory).  At the closing, the Covidien Parties paid a cash purchase price of approximately $27.7 million, which amount includes the estimated value of certain finished goods inventory conveyed at closing, and remains subject to post-closing verification.

Item 7.01.	Regulation FD Disclosure.

On March 8, 2010, the Company issued a press release, among other things, revising guidance for the 2010 fiscal year to reflect the asset disposition described above.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information. Pro forma financial information based on the above-described disposition of assets will be filed subsequently via an amendment to this Current Report on Form 8-K.

(d)	Exhibits. Attached as exhibits to this form are the documents listed below:

2.1
Asset Purchase Agreement, dated as of March 8, 2010, by and between Tyco Healthcare Group LP d/b/a Covidien, Covidien AG, Mallinckrodt do Brasil Ltda, Kendall de Mexico S.A. de C.V., Novamedix Limited, Novamedix Distribution Limited, Novamedix Services Limited, Promeca S.A. de C.V., Orthofix do Brasil, Orthofix S.r.l., Orthofix S.A., Intavent Orthofix Limited, Breg Mexico S. de R.I. de CV, and Implantes y Sistemas Medicos, Inc.

99.1	Press release of Orthofix International N.V. dated March 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Robert S. Vaters
Robert S. Vaters Executive Vice President and Chief Financial Officer

Date: March 9, 2010

EXHIBIT INDEX

Exhibit No.	Description

2.1
Asset Purchase Agreement, dated as of March 8, 2010, by and between Tyco Healthcare Group LP d/b/a Covidien, Covidien AG, Mallinckrodt do Brasil Ltda, Kendall de Mexico S.A. de C.V., Novamedix Limited, Novamedix Distribution Limited, Novamedix Services Limited, Promeca S.A. de C.V., Orthofix do Brasil, Orthofix S.r.l., Orthofix S.A., Intavent Orthofix Limited, Breg Mexico S. de R.I. de CV, and Implantes y Sistemas Medicos, Inc.

99.1	Press release of Orthofix International N.V. dated March 8, 2010